Exhibit 10-3

AMENDMENT NO. 5

TO THE

CONTRACT FOR LAUNCH SERVICES

NO. IS-11-032

BETWEEN

IRIDIUM SATELLITE LLC

AND

INTERNATIONAL SPACE COMPANY KOSMOTRAS

Execution Copy	Iridium & International Space Company Kosmotras Proprietary Information

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PREAMBLE

This Amendment No. 5 (the “Amendment”) to the Contract for Launch Services No. IS-11-032, signed on June 14, 2011 between Iridium Satellite LLC and International Space Company Kosmotras, as amended (the “Contract”) is entered into on this 20th day of June, 2014, by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Customer”) and International Space Company Kosmotras, a Russian company, having its office at 7, Sergey Makeev St., bld. 2, Moscow 123100, Russian Federation (“Contractor”).

RECITALS

WHEREAS,  Customer made an initial down payment (“Down Payment #1”) for six (6) projected Launches in the amount of [***] United States Dollars (US$[***]); and

WHEREAS,  Customer has elected not to exercise its option to convert two (2) Optional Launches to Firm Launches; and

WHEREAS,  Customer and Contractor have agreed to apply the portion of Down Payment #1 for the two (2) Optional Launches not exercised by Customer to offset a future recurring Milestone Payment for the Firm Launch (“Offset”).

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Customer to Contractor under the Contract and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties agree as follows:

Article 1:     Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

Execution Copy	Iridium & International Space Company Kosmotras Proprietary Information	2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 2:     The Milestone Payment amount applicable to Milestone Payment [***] in the amount of [***] United States Dollars (US$[***]) set forth in Table C.2 of Contract is hereby deleted in its entirety to reflect the Offset. Notwithstanding the foregoing, Contractor remains obligated to meet the Milestone success criteria applicable to Milestone [***]

Article 3:     This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 4:     All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

For Customer		For Contractor

IRIDIUM SATELLITE LLC		INTERNATIONAL SPACE COMPANY KOSMOTRAS

Signature:	/s/ S. Scott Smith	Signature:	/s/ Oleg G. Moiseenko

Name:	S. Scott Smith	Name:	Oleg G. Moiseenko

Title:	Chief Operating Officer	Title:	Deputy Director General

Execution Copy	Iridium & International Space Company Kosmotras Proprietary Information	3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.